Ranger Quest for Income and Growth Fund Investor Class: RFTDX Institutional Class: RFIDX

PROSPECTUS

April 28, 2016

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	2
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies	8
Principal Investment Risks	9
Temporary Investments	13
Portfolio Holdings Disclosure	13
Cybersecurity	13
MANAGEMENT	14
Investment Adviser	14
HOW SHARES ARE PRICED	15
HOW TO PURCHASE SHARES	16
HOW TO REDEEM SHARES	20
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	22
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	23
DISTRIBUTION OF SHARES	24
FINANCIAL HIGHLIGHTS	26
Privacy Notice	--

FUND SUMMARY: Ranger Quest for Income and Growth Fund

Investment Objective: The Fund seeks long-term growth of capital while providing current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.89%	0.60%
Acquired Fund Fees and Expenses(1)	0.278%	0.27%
Total Annual Fund Operating Expenses	2.41%	1.87%
Fee Waiver and/or Reimbursement (2)	(0.79)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.62%	1.37%

(1) "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2016, to ensure that t otal annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses"), or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$676	$1,214	$2,686
Institutional Class	$139	$539	$965	$2,150

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover was 36.85% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks income by investing globally in a range of securities, primarily equities, which provide current income combined with the potential for capital appreciation.  The Fund invests primarily, but not exclusively, in income-producing (1) common stocks, (2) preferred stocks, including convertible securities (3) publicly traded partnerships, including but not limited to master limited partnerships ("MLPs") and (4) common shares of real estate investment trusts ("REITs").  The Fund may also invest in fixed income securities of any maturity or credit quality, including high yield bonds rated below BBB- by S&P or Fitch or Baa by Moody’s (commonly known as "junk bonds"). The fund invests without restriction as to issuer country, capitalization or currency.

The Fund's adviser seeks to achieve the Fund's investment objective by investing globally (including in emerging markets) primarily in a variety of income-producing securities that the adviser believes have attractive yields, and in the case of common stocks, the potential for dividend growth. The adviser employs a bottom-up, fundamentals-based investment approach to security selection.  The adviser selects stock of issuers that it believes are stable and industry- or region-leading companies.  The adviser selects fixed income securities that it believes have the highest expected return among issuers of similar credit quality.  The adviser's investment philosophy seeks domestic and international investment candidates characterized by (i) attractive yield, (ii) quality and (iii) financial strength.

The adviser screens the equity and fixed income universe on the basis of quantitative valuation criteria which seek to identify companies with attractive yields which have shown the ability to maintain and grow their dividends or make interest payments through diverse economic environments.  This set of securities is narrowed by eliminating those securities which have not historically been able to demonstrate sustained dividend growth or interest and principal repayment over a full economic cycle.  Companies with above-average fundamental valuation are further analyzed for financial stability and quality to determine whether they merit investment. The adviser evaluates quality using quantitative factors such as return on equity, return on assets and earnings consistency. Qualitative factors include quality of the management team, shareholder orientation, industry position, investment strategy and growth potential.  The adviser evaluates financial strength by estimating the ability of a company to meet its financial needs and obligations such as capital investment, working capital demands, research expense, debt payments and dividends and stock buybacks.  The adviser selects securities of the highest ranking issuers based on the filters of yield, quality and financial strength.

The adviser sells a security if the adviser believes it is overvalued, more attractive candidates arise, or if there is a substantial, long term reduction in a company's fundamental prospects that may impair its value.

Principal Investment Risks:  As with all mutual funds, the Fund’s shares may appreciate or depreciate in price; and there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

•

Equity Market Risk. Equity markets can be volatile. In other words, the prices of common stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

•

Distribution Policy Risk. The Fund's distribution policy is not designed to guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

•

Foreign Investment Risk.  Investing is securities of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing and legal standards.  In addition, investments within foreign markets may subject the Fund to additional taxation and/or dividend withholding.

•

Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Liquidity Risk.  Some equity and/or fixed income securities may have few market-makers and low trading volume (if any), which tend to increase transaction costs and may make it difficult or impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

•

Lower Rated Fixed Income Securities Risk and High Yield Fixed Income Securities Risk.  Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities.  Companies issuing these securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties; and could become worthless.  The value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

•

Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser's reliance on investment strategy judgments about the credit quality or the relative value of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns.

•

Master Limited Partnership Risks.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the MLP general partner, including those arising from incentive distribution payments.  The Fund's MLP investments may be primarily but not exclusively focused in the energy sector exposing the Fund to the following risks.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.  Stricter energy-related laws, regulations or enforcement policies could be enacted in the future which would likely increase costs and may adversely affect the financial performance of MLPs.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.

•

Preferred Stock Risk.  Non-convertible preferred stock is primarily subject to interest rate risk and secondarily equity market risk.  Convertible preferred stock is a hybrid that is subject to interest rate risk and an equity market risk which is more material than non-convertible preferred of the same issuer.

•

Real Estate Industry Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  An individual REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

•

Small and Mid Capitalization Company Risks.  The value of small or mid capitalization company securities, including business development companies ("BDCs"), may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Institutional Class shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information will be available at no cost by visiting www.rangerfunds.com or by calling 1-866-458-4744.

Institutional Class Annual Total Return For Calendar Years Ended December 31

Best Quarter:	3/31/2013	10.51%
Worst Quarter:	9/30/2015	-8.86&

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2016, was 1.35%.

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

Institutional Class shares	One Year	Since Inception June 4, 2013
Return before taxes	-8.84%	7.20%
Return after taxes on distributions	-10.32%	5.36%
Return after taxes on distributions and sale of Fund shares	-4.94%	4.87%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	16.71%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Ranger International Management, LP

Portfolio Manager:  William R. Andersen, CFA has served the Fund as its Portfolio Manager since it commenced operations, and has final discretion with respect to the Fund portfolio.   Jeff Middleswart has served the Fund as its assistant Portfolio Manager since 2014.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through the Fund-approved broker who has entered into an agreement with the Fund's distributor or as an institution holding the Fund-approved omnibus account.  The minimum initial investment is $25,000 for Investor Class shares and $250,000 for Institutional Class shares.  The minimum subsequent investment for Investor Class shares is $5,000; there is no minimum subsequent investment for Institutional Class shares.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT

STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Quest for Income and Growth Fund seeks long-term growth of capital while providing current income.  The Fund's investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The adviser seeks to achieve the Fund's investment objective by investing globally (including in emerging markets) primarily in a variety of income-producing securities that the adviser believes have attractive yields, and in the case of common stocks, the potential for dividend growth. The adviser employs a bottom-up, fundamentals-based investment approach to security selection.  The adviser selects stock of issuers that it believes are stable and industry- or region-leading companies.  The adviser selects fixed income securities that it believes have the highest expected return among issuers of similar credit quality.  The adviser's investment philosophy seeks domestic and international investment candidates characterized by (i) attractive yield, (ii) quality and (iii) financial strength.

Attractive Yield: The adviser focuses on identifying companies with attractive yields which have shown the ability to maintain and grow their dividends or repay interest and principal through diverse economic environments. Through screening and other research, an initial universe of investment candidates with attractive yields is created. This set of securities is narrowed by eliminating those securities which have not historically been able to demonstrate sustained dividend growth or repayment over a full economic cycle. The resultant securities are then analyzed using additional criteria which bear on their dividend paying and debt repayment capacity. These criteria generally include but are not limited to:

•

dividend coverage

•

pricing

•

interest coverage

•

competitive position

•

capital expenditure requirements

•

return on capital

•

management quality

•

payout ratio

•

philosophy towards dividends as opposed to other uses of capital

Quality: Quality refers to a wide variety of tangible and intangible factors which are considered when evaluating an investment candidate for the Fund. Quantitative factors typically include a company's efficiency in utilizing its capital, as measured by benchmarks such as return on equity and return on assets. Other measures generally include profitability and earnings consistency. Qualitative factors considered typically include quality of the management team, shareholder orientation, industry position, investment strategy and growth potential. There are almost always tradeoffs between value, safety and quality. Good quality companies have a demonstrated ability to execute on their strategies because they have developed a competitive advantage they use in the marketplace. Again, these companies are not always available at bargain prices. Similarly, companies which are bargains are generally of low quality. The adviser uses its research and analysis to opportunistically identify good quality companies and then couples this with the attractive valuation and financial strength to take advantage of opportunities when presented by the market.

Financial Strength: Financial strength refers to the ability of a company to meet its financial needs and obligations such as capital investment, working capital demands, research expense, debt payments and dividends/stock buybacks. Tests for financial stability generally include analysis of factors such as, capital spending trends, working capital management, debt ratios, interest coverage ratios, dividend coverage. Tests for financial strength vary by industry and are a component of the risk management process. Portfolio holdings are unlikely to suffer price declines as a result of bankruptcy or financial distress because of this due diligence. In addition, the companies selected for investment are generally strong enough financially to make incremental investments in their existing businesses when potential opportunities arise.

The adviser's investment approach seeks to minimize risk throughout the portfolio by identifying and investing in companies characterized by relative financial strength and attractive yield levels. Accordingly, the portfolio benefits when the share price moves from a position of undervaluation to fair or overvaluation, while in the long term, the Fund profits from the growth in the underlying business as its earnings and assets increase over time. By employing the principals of attractive valuation, quality and financial strength, the adviser's equity strategy seeks to achieve attractive returns over time while controlling risk.

PRINCIPAL INVESTMENT RISKS

Credit Risk.  There is a risk that issuers will not make payments on securities resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Distribution Policy Risk.  The Fund's distribution policy is not designed to guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Equity Market Risk. Equity markets can be volatile. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Foreign Investment Risk.  To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in more developed countries.

Interest Rate Risk. In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk.  Mid-sized and small company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks.  Therefore, the purchase and sale of stocks held by the Fund may require more time and results in higher brokerage charges or dealer discounts than do the securities of larger companies.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Lower Rated Fixed Income Securities Risk and High Yield Fixed Income Securities Risk.  Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities.  These securities are considered speculative.  These fixed income securities offer the potential for higher return, but also involve greater risk than fixed income securities of higher quality, including an increased possibility that an issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the security may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  In addition, the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.   There can be no assurance that either the securities selected by the adviser or the adviser, if any, will produce positive returns.

Master Limited Partnership Risks.  The Fund may invest in master limited partnerships.  The MLPs will be primarily but not exclusively focused in the energy sector.  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  Additional risks include the following.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.  To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.  In regards to energy sector investments made by an MLP, various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.  Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs.  MLPs are also subject to risks that are specific to the industry they serve.  MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.  As a partnership, an MLP has no tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Mid Cap Company Risk.  Stocks of mid cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Mid cap companies may have returns that can vary, occasionally significantly, from the market in general.

Small Cap Company Risk.  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Preferred Stock Risk.  Non-convertible preferred stock is primarily subject to interest rate risk and secondarily equity market risk.  Convertible preferred stock is a hybrid that is subject to interest rate risk and heightened equity market risk when compared to non-convertible preferred of the same issuer.  Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond component.  The price of equity securities may fall because of economic or political changes and the conversion feature of a preferred stock may become nearly worthless.

Real Estate Industry Risk.  The Fund will not invest in real estate directly, but, will investment in securities of REITs.  The Fund's portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility than funds that do not invest in REITs.  The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on the website www.rangerfunds.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 15 days old and remain available until new information for the next month is posted.  This information is made available in order to enhance communications to the Fund’s shareholders and provide them with additional means of monitoring and evaluating their investments in the Fund.  The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year.  Shareholders may request portfolio holdings schedules at no charge by calling 1-866-458-4744.

Cybersecurity:  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in: financial losses; interference with the Fund's ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws;

regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser:  Ranger International Management, LP, 273 Market Square, Lake Forest, IL 60045, serves as investment adviser to the Fund.  The adviser provides investment management services to institutional investors such as a pooled investment vehicle and the Fund.  As of July 31, 2015, the adviser had approximately $657.75 million in assets under management.  Ranger International  Management, LP has been providing advisory services since June 1, 2010.  Pursuant to an Advisory Agreement the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Ranger Quest for Income and Growth Fund's average daily net assets.  For the fiscal year ended July 31, 2015, the adviser received an advisory fee equal to 0.48% of the Ranger Quest for Income and Growth Fund's average daily net assets.

The adviser has entered into an expense limitation agreement with the Fund to reduce its fees and to reimburse expenses, at least until November 30, 2016, such that t otal annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of the Ranger Quest for Income and Growth Fund's average daily net assets, subject to possible recoupment from the appropriate Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the Fund's semi-annual report dated January 31, 2016.

Portfolio Managers:  William Andersen, CFA is a founding principal of the adviser and has served as Portfolio Manager of the adviser since 2010. Prior to joining Ranger International Management and between the years of 1985 and 2003, Mr. Andersen was employed by Driehaus Capital Management, where among other roles, Mr. Andersen served both as a Portfolio Manager and as the Chief Investment Office within Driehaus' international division. Within such position, Mr. Andersen built an investment team which managed over $2.5 billion in assets among multiple international/global asset classes, including small cap, large cap and emerging markets. The portfolios managed by Mr. Andersen were among the first to focus on identifying superior growth companies internationally, and were among the earliest investors in Russia and Eastern Europe following the fall of Communism. In 2004, Mr. Andersen formed

Andersen Capital Management where he served as a Portfolio Manager for global and international portfolios, and continues to serve as a Portfolio Manager for income oriented equity portfolios. During 2008, Mr. Andersen simultaneously served as a portfolio manager for Wanger Investment Management, a role which was transitioned to an advisory agreement with Andersen Capital Management.  In addition, since 2011 Mr. Andersen  has served as a member (and thereafter elected President in 2013) of the District 67 Board of Education in Lake Forest, Illinois and since July 2013, Mr. Andersen has served as a member of the Credit Committee on behalf of AnCap Partners, L.L.C.,  where he provides periodic oversight on peer-to-peer credit portfolios.  Mr. Andersen earned a B.A. degree in Economics from Stanford University and an MBA from the University of Chicago. Mr. Andersen holds the designation of a Chartered Financial Analyst.

Jeffery Middleswart joined Ranger International in 2011, and currently serves as Assistant Portfolio Manager of the Global Income & Growth Strategy. Prior to this position and until March, 2014, Mr. Middleswart served as a Senior Analyst and was responsible for identifying and monitoring investment opportunities for the Ranger Global Income & Growth Strategy. From 1993 through 2014, Mr. Middleswart served in various positions with Behind the Numbers (BTN), an institutional research boutique focused on uncovering investment opportunities using forensic accounting. He remains an advisor to BTN, which was acquired by Ranger International in 2014. From 1990-1993, Mr. Middleswart was a Senior Analyst at Barre & Company, a fixed income boutique specializing in municipal bonds. Mr. Middleswart was born in 1969. Mr. Middleswart received a BBA in Finance from Texas Christian University (TCU).

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") of each class of the Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund's class, less its liabilities, divided by the total number of shares of the class outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV takes into account the expenses and fees of the Fund's class, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund's class for a particular day is applicable to all applications for the purchase of shares of the class, as well as all requests for the redemption of shares of the class, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities, including holdings in exchange traded funds, are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund's adviser in accordance with procedures approved by the Trust’s Board of Trustees and evaluated quarterly by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act (other than holdings in ETFs), the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes two classes of shares offered by the Fund: Investor Shares and Institutional Shares.  The main differences between each class are the minimum investment requirements and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund.

Investor Shares:  Investor Class shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.  Investor Class shares pay, on an annual basis, up to 0.25% of the average daily net assets of the Fund attributable to Investor Class shares as reimbursement or compensation for shareholder services and distribution-related activities with respect to the Fund.  Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment for Investor Class shares for all accounts (including IRAs) is $25,000 and the minimum subsequent investment is $5,000.

Institutional Shares:  Institutional Class shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  In addition, Institutional Class shares do not have a distribution or service-related fee.  The minimum initial investment amount for Institutional Class shares for all accounts (including IRAs) is $250,000.  There is no minimum for subsequent investments.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider the investment minimums for each class and present and future amounts you may invest in the Fund.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

OPENING AN ACCOUNT

The Fund is a series of Ranger Funds Investment Trust and you may purchase shares directly from Ranger Funds Investment Trust.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with Ranger Funds Investment Trust to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-866-458-4744 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

If you have any questions regarding the Fund, please call 1-866-458-4744.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA Patriot Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new account application form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

PURCHASING SHARES

You may buy shares on any "business day."  This includes any day that the Fund are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at the NAV per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time.  The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from Ranger Funds Investment Trust, send the completed Shareholder Account Application and a check payable to the Fund or Funds in which you are investing to the following address:

Ranger Funds Investment Trust

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

Purchase orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. Eastern Time.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Fund name, class name and account number;

•

Account name(s) and address; and

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to Ranger Funds Investment Trust or the particular Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund are unable to debit your pre-designated bank account on the day of purchase, the Fund reserve the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-458-4744 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order is received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or their transfer agent.  The Fund presently do not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The Fund reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including their designated correspondents) to accept purchase and redemption orders on their behalf.  The Fund are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. Eastern Time (or before the NYSE closes if the NYSE closes before 4:00 p.m. Eastern Time) will be processed at that day's NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

•

"Proper form" means your request for redemption must:

•

Include the Fund name, class name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signature(s) be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-458-4744 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.  The Fund will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

Ranger Funds Investment Trust

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

TELEPHONE REDEMPTIONS

You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-458-4744.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although the transfer agent has never experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and their remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-866-458-4744.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incur bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incur certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may invest a significant portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing.  This policy applies to all Fund shareholders.  While the Fund attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor).  To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Fund by the time they price their shares on the following business day.  The Fund are not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if they do not have income to distribute and performance has been poor.

Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.

A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares. Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable. The Fund will provide disclosures, with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) qualified dividends, (3) capital gains and (4) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) qualified dividends, (3) capital gains and (4) return of capital for tax purposes.

Each year, the Fund will mail to you a statement setting forth the amount and type of distributions made during the previous year for federal income tax purposes.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.  This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DIVIDENDS AND DISTRIBUTIONS

The Fund's distribution policy is to make quarterly distributions to shareholders in March, June, September and December of each year.  The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The level of distributions (including any return of capital) is not fixed, and the Fund's distribution policy is not designed to generate or guarantee distributions that equal a fixed percentage of the Fund's current net asset value per share.

Pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital.  Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund.  As discussed above, return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares.

These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Fund.  The Fund will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund’s transfer agent at 1-866-458-4744 or send a written notification to:

Ranger Funds Investment Trust

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

DISTRIBUTION OF SHARES

DISTRIBUTOR:  Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, is the distributor for the shares of the Fund.  Rafferty Capital Markets, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

12b-1 Plan: The Fund has adopted a plan under Rule 12b-1 that allows the Fund's Investor Class to pay distribution fees for the sale and distribution of their shares.  These are called "Rule 12b-1 Fees."  Rule 12b-1 Fees are paid to brokerage firms and other intermediaries (including the Fund's distributor and/or adviser) as compensation for expenses incurred in the sale of Fund shares and for services provided to shareholders.  Payments are not tied to actual expenses incurred.  Investor Class shareholders of the Fund pay an annual 12b-1 Fee of up to 0.25% of its average net assets.  Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Shareholder Statements and Reports:  Ranger Funds Investment Trust or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

Householding:

To reduce expenses and conserve natural resources, Ranger Funds Investment Trust will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believe they are members of the same family.  If you would like to receive separate mailings, please call 1-866-458-4744 and Ranger Funds Investment Trust will begin individual delivery within 30 days after receipt of your instructions.

You will receive a financial report from the Fund twice a year, generally in March and September.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in Ranger Funds Investment Trust's electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-866-458-4744.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  The information for the Fund for the years ended July 31, 2014 and July 31, 2015 has been derived from the financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund's July 31, 2015 annual report, which is available upon request.  Prior years and periods were audited by another audit firm.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended			Period Ended *
	7/31/2015	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 13.02	$ 12.61	$ 12.01	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.41	0.77	0.57	0.45
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.85)	0.46	0.77	1.68
Total from Investment Operations	(0.44)	1.23	1.34	2.13

Distributions:
Net Investment Income	(0.48)	(0.72)	(0.64)	(0.11)
Realized Gains	-	(0.10)	(0.10)	(0.01)
Total from Distributions	(0.48)	(0.82)	(0.74)	(0.12)

Net Asset Value, at End of Period	$ 12.10	$ 13.02	$ 12.61	$ 12.01

Total Return ***	(3.47)%	9.84%	11.40%	21.52% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,150	$ 15,702	$ 11,984	$ 3,726
Before Waivers
Ratio of Expenses to Average Net Assets	1.60%	1.74%	2.04%	4.85% (a)
Ratio of Net Investment Income to Average Net Assets	2.73%	5.29%	3.61%	1.18% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.12%	1.20% (a)
Ratio of Net Investment Income to Average Net Assets	3.23%	5.93%	4.54%	4.84% (a)
Portfolio Turnover	36.85%	38.63%	46.45%	22.40% (b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not annualized for period of less than one year.

(a) Annualized

(b) Not annualized

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended		Period Ended *
	7/31/2015	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 12.98	$ 12.65	$ 12.70

Income From Investment Operations:
Net Investment Income **	0.38	0.71	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.84)	0.48	(0.05)
Total from Investment Operations	(0.46)	1.19	0.00

Distributions:
Net Investment Income	(0.46)	(0.76)	(0.05)
Realized Gains	-	(0.10)	-
Total from Distributions	(0.46)	(0.86)	(0.05)

Net Asset Value, at End of Period	$ 12.06	$ 12.98	$ 12.65

Total Return ***	(3.68)%	9.49%	(0.02)% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,356	$ 1,718	$ 2,731
Before Waivers
Ratio of Expenses to Average Net Assets	2.14%	2.24%	2.17% (a)
Ratio of Net Investment Income to Average Net Assets	2.22%	4.57%	1.81% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35% (a)
Ratio of Net Investment Income to Average Net Assets	3.01%	5.45%	2.63% (a)
Portfolio Turnover	36.85%	38.63%	46.45% (b)

* For the period June 4, 2013 (launch of share class) through July 31, 2013.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not annualized for period of less than one year.

(a) Annualized

(b) Not annualized

PRIVACY NOTICE

RANGER FUNDS INVESTMENT TRUST

Rev. Sept. 2012

FACTS	WHAT DOES RANGER FUNDS INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Ranger Funds Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Ranger Funds Investment Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-866-458-4744

PRIVACY NOTICE

RANGER FUNDS INVESTMENT TRUST

What we do:
How does Ranger Funds Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Ranger Funds Investment Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Ranger Funds Investment Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Ranger Funds Investment Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Ranger Funds Investment Trust doesn't jointly market.

Ranger Quest for Income and Growth Fund

Independent Registered Public Accounting Firm	KPMG LLP Suite 3100 717 North Harwood Street Dallas, Texas 75201	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Custodian	U.S. Bank National Association 425 Walnut St., 6th Floor Cincinnati, OH 45202	Transfer Agent	Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147
Distributor	Rafferty Capital Markets, LLC 59 Hilton Avenue, Garden City, NY 11530

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated December 1, 2015 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-458-4744 or visit www.rangerfunds.com.  You may also write to:

Ranger Funds Investment Trust

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22576